PROSPECTUS

Stratevest Funds

STRATEVEST LARGE CAP VALUE FUND
STRATEVEST LARGE CAP CORE FUND
STRATEVEST LARGE CAP GROWTH FUND
STRATEVEST SMALL/MID CAP CORE FUND
STRATEVEST VERMONT MUNICIPAL BOND FUND
STRATEVEST INTERMEDIATE BOND FUND

Stratevest Funds (the "Trust") is an open-end, management investment company. The Trust has six separate investment portfolios or mutual funds. Each fund offers its own shares and has a distinct investment goal to meet specific investor needs.

As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

Risk/Return Summary	1
What are the Specific Risks of Investing in the Funds?	9
What are the Funds' Fees and Expenses?	10
What are the Principal Securities in Which the Funds Invest?	11
What are the Specific Risks of Investing in the Funds?	13
What do Shares Cost?	16
How are the Funds Sold?	18
How to Purchase Shares	18
How to Exchange Shares	19
How to Redeem Shares	19
Account and Share Information	21
Who Manages the Funds?	22
Financial Information	23

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE
SEPTEMBER 19, 2000
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(Revised September 25, 2000)
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Risk/Return Summary

The following describes the investment goals, strategies, and principal risks of each Fund. The investment goal of any Fund may be changed only upon approval of a majority of the Fund's outstanding shares. Percentage limitations with respect to assets of the Funds are applied at the time of purchase.

STRATEVEST LARGE CAP VALUE FUND

Goal

The Fund's goal is long-term capital appreciation.

Strategy

The Fund pursues its goal by investing primarily in value-oriented stocks of large-cap companies. The Adviser's valuation model seeks to identify companies that are considered undervalued. These companies are further screened to identify which are industry leaders with strong balance sheets and good growth potential relative to their valuation. This value approach seeks companies whose stock prices do not appear to reflect their underlying value as measured by assets, earnings, cash flow, business franchises, or other quantitative or qualitative measurements. Value stocks may be out of favor with or misunderstood by investors for a variety of reasons, but are considered by the Adviser to have inherent value or future prospects that are not currently reflected in their stock price. Stocks in the Fund's portfolio will typically have below-average price-to-earnings ratios and dividend yields that are generally higher than the overall market. At least 65% of the Fund's assets will be invested in these value-o riented and large cap stocks.

Risks

The Fund is subject to the following risks: Stock Market Risks, Risks Related to Investing for Value, Sector Risks and Liquidity Risks. See "What are the Specific Risks of Investing in the Funds" for additional information.

Risk/Return Bar Chart and Table*

[Graphic Representation Omitted - See Appendix]

The bar chart shows the variability of the Fund's shares total returns on a calendar year-end basis.

The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the six-month period from January 1, 2000 to June 30, 2000 was (3.21%).

Within the periods shown in the chart, the highest quarterly return was 18.74% (for the quarter ended December 31, 1998). The lowest quarterly return was (21.34%) (for the quarter ended September 30, 1990).

Average Annual Total Return Table*

The following table represents the Fund's Average Annual Total Return for the calendar periods ended December 31, 1999. The table shows the Fund's shares total returns over a period of years relative to the Wilshire Target Large Company Value Index. Total returns for the indices shown do not reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

Calendar Period	Large Cap Value Fund	Index
1 Year	(8.70%)	8.28%
5 Years	16.43%	23.34%
10 Years	11.46%	15.83%

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

*The Fund is the successor to a portfolio of assets of a common trust fund (CTF), managed by the Adviser, which were transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted performance includes the performance of the CTF for periods before the date the Fund's operations commenced on October 2, 2000, adjusted to reflect the Fund's expenses. The CTF was not registered under the Investment Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the CTF had been registered under the 1940 Act, performance may have been adversely affected.

STRATEVEST LARGE CAP CORE FUND

Goal

The Fund's goal is long-term capital appreciation.

Strategy

The Fund pursues its goal by investing in stocks of large-cap companies utilizing a blended style of investing by using both a growth-based or value-based strategy. It is expected that the Fund will have the overall portfolio characteristics that define it as "large cap core," which is an investment style that has elements of both growth and value investing. However, the Adviser will typically favor a company's growth characteristics over its value characteristics.

The Adviser selects economic sectors and industries with a potential for above average growth for a five year or more period. The Adviser seeks to identify companies that offer secular growth driven by factors such as technological changes and demographics and avoid industries subject to heavy governmental regulation or dependence on commodity pricing for growth. The Adviser uses fundamental research to identify companies with histories of sustained profitability and leadership within their respective industries. The primary focus is on the core earnings power of the company and the ability to provide above-average growth in revenues, earnings and cash flows for a multi-year period. At least 65% of the Fund's assets will be invested in these large cap stocks.

Risks

The Fund is subject to the following risks: Stock Market Risks, Risks Related to Investing for Growth, Sector Risks and Liquidity Risks. See "What are the Specific Risks of Investing in the Funds" for additional information.

Risk/Return Bar Chart and Table

Since the Fund does not have a full calendar year of performance, it cannot yet provide you with performance information in the prospectus.

STRATEVEST LARGE CAP GROWTH FUND

Goal

The Fund's goal is long-term capital appreciation.

Strategy

The Fund pursues its goal by investing primarily in growth-oriented stocks of large-cap companies. The Adviser focuses on companies which are industry leaders and which have strong balance sheets. The Adviser selects stocks of companies which have growth characteristics, such as above-average earnings growth potential. The Adviser also seeks to identify companies which are experiencing significant changes, such as new products, services, or methods of distribution, or overall business restructuring. In addition, the Adviser seeks to find companies that are expected to benefit from major secular changes occurring in society, politics and/or economics. Stocks in the Fund's portfolio will typically have above-average price-to-earnings ratios and dividend yields that are lower than the overall market. At least 65% of the Fund's assets will be invested in these growth-oriented large cap stocks.

Risks

The Fund is subject to the following risks: Stock Market Risks, Risks Related to Investing for Value, Risks Related to Investing for Growth, Sector Risks and Liquidity Risks. See "What are the Specific Risks of Investing in the Funds" for additional information.

Risk/Return Bar Chart and Table

Since the Fund does not have a full calendar year of performance, it cannot yet provide you with performance information in the prospectus.

STRATEVEST SMALL/MID CAP CORE FUND

Goal

The Fund's goal is long-term capital appreciation.

Strategy

The Fund pursues its goal by investing primarily in small-to-mid sized companies (those with market capitalizations under $10 billion). The Adviser utilizes a blended style of investing by using a growth-based or value-based strategy (or both) as market conditions dictate. Stocks will be selected based upon either their relative value or potential for growth. The Adviser selects companies with strong earnings growth potential, a proven commitment to research and development of new products, strong management, and a demonstrated effectiveness in the marketplace. The Adviser will typically favor a company's growth characteristics over its value characteristics. In addition, the Adviser seeks to identify companies that are expected to benefit from major secular changes occurring in society, politics and/or economics. This investment approach is based on the conviction that, over the long term, the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of publicly-held corporations. Ordinarily this investment strategy focuses on companies with moderate to high price/earnings ratios and dividend yields which are generally lower than the overall market. At least 65% of the Fund's assets will be invested in these small and mid cap core stocks.

Risks

The Fund is subject to the following risks: Stock Market Risks, Risks Related to Investing for Value, Risks Related to Investing for Growth, Risks Related to Company Size, Sector Risks and Liquidity Risks. See "What are the Specific Risks of Investing in the Funds" for additional information.

Risk/Return Bar Chart and Table

Since the Fund does not have a full calendar year of performance, it cannot yet provide you with performance information in the prospectus.

STRATEVEST VERMONT MUNICIPAL BOND FUND

Goal

The Fund's goal is to provide current income which is exempt from federal regular income tax and the personal income taxes imposed by the State of Vermont and Vermont municipalities.

Strategy

The Fund pursues its goal by investing primarily in high-quality municipal securities that pay interest that is exempt from federal regular income tax and personal income taxes imposed by the State of Vermont and Vermont municipalities. Under normal conditions, at least 80% of the Fund's assets will be invested in securities that pay interest which is exempt from federal regular income tax. However, the interest on these securities may be subject to the federal alternative minimum tax (AMT). In order to manage the effects of interest rate changes on the Fund, the Fund may invest in municipal securities of any maturity, but will invest at least 65% of its assets in securities with a maturity greater than one year. To minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions, the Fund may temporarily depart from its principal investment strategies by investing its assets in securities subject to federal, Vermont state, and various Vermont municipal inc ome taxes. This may cause the Fund to receive and distribute taxable income to investors. Under normal market conditions, at least 65% of the value of the Fund's assets will be invested in obligations issued by or on behalf of Vermont, its political subdivisions or agencies, or other securities that pay interest exempt from Vermont state and local personal income taxes.

High-quality securities are rated in one of the top three ratings categories by a nationally recognized statistical ratings organization (NRSRO), or securities that are unrated but are determined by the Adviser to be of comparable quality. Downgraded securities will be evaluated on a case-by-case basis by the Adviser, who will determine whether or not the security continues to be an acceptable investment.

Risks

The Fund is subject to the following risks: Credit Risks, Interest Rate Risks, Call Risks, Prepayment Risks, Sector Risks, Tax Risks, Diversification Risks, Vermont Risks and Liquidity Risks. See "What are the Specific Risks of Investing in the Funds" for additional information.

Risk/Return Bar Chart and Table*

[Graphic Representation Omitted - See Appendix]

The bar chart shows the variability of the Fund's shares total returns on a calendar year-end basis.

The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the six-month period from January 1, 2000 to June 30, 2000 was 1.48%.

Within the periods shown in the chart, the highest quarterly return was 4.94% (for the quarter ended December 31, 1990). The lowest quarterly return was (2.52%) (for the quarter ended March 31, 1994).

Average Annual Total Return Table*

The following table represents the Fund's Average Annual Total Return for the calendar periods ended December 31, 1999. The table shows the Fund's shares total returns over a period of years relative to the Lehman 5-Year Municipal Bond Index. Total returns for the indices shown do not reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

Calendar Period	Vermont Municipal Bond Fund	Lehman 5-Year Municipal Index
1 Year	(2.98%)	0.73%
5 Years	3.82%	5.71%
10 Years	4.44%	6.23%

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

*The Fund is the successor to a portfolio of assets of a common trust fund (CTF), managed by the Adviser, which were transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted performance includes the performance of the CTF for periods before the date the Fund's operations commenced on October 2, 2000, adjusted to reflect the Fund's expenses. The CTF was not registered under the Investment Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the CTF had been registered under the 1940 Act, performance may have been adversely affected.

STRATEVEST INTERMEDIATE BOND FUND

Goal

The Fund's goal is to provide current income.

Strategy

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The Fund pursues its goal by investing primarily in high-quality corporate bonds and securities issued by the U.S. government, its agencies and instrumentalities. High-quality securities are rated in one of the top three ratings categories by a nationally recognized statistical ratings organization (NRSRO), or securities that are unrated but are determined by the Adviser to be of comparable quality. Downgraded securities will be evaluated on a case-by-case basis by the Adviser, who will determine whether or not the security continues to be an acceptable investment. The Adviser's strategy is to adjust the Fund's weightings in these types of fixed-income securities, which in its opinion, will create the best opportunity for current income. The Adviser uses macroeconomic, credit and market analysis to select portfolio securities. The Fund maintains an average dollar-weighted maturity of three to ten years. The Fund will invest at least 65% of its assets in debt securities with a maturity greater than one year.

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Risks

The Fund is subject to the following risks: Credit Risks, Interest Rate Risks, Call Risks, Prepayment Risks, Sector Risks and Liquidity Risks. See "What are the Specific Risks of Investing in the Funds" for additional information.

Risk/Return Bar Chart and Table*

[Graphic Representation Omitted - See Appendix]

The bar chart shows the variability of the Fund's shares total returns on a calendar year-end basis.

The total returns displayed for the Fund do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.

The Fund's total return for the six-month period from January 1, 2000 to June 30, 2000 was 2.41%.

Within the periods shown in the Chart, the highest quarterly return was 4.79% (for the quarter ended June 30, 1995). Its lowest quarterly return was (1.59%) (for the quarter ended March 31, 1994).

Average Annual Total Return Table*

The following table represents the Fund's Average Annual Total Return for the calendar periods ended December 31, 1999. The table shows the Fund's shares total returns over a period of years relative to the Lehman Intermediate Government/Credit Index. Total returns for the indices shown do not reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

Calendar Period	Intermediate Bond Fund	Lehman Intermediate Government/ Credit Index
1 Year	(4.86%)	0.39%
5 Years	5.16%	7.10%
10 Years	5.52%	7.26%

Past performance is no guarantee of future results. This information provides you with historical performance information so that you can analyze whether the Fund's investment risks are balanced by its potential returns.

*The Fund is the successor to a portfolio of assets of a common trust fund (CTF), managed by the Adviser, which were transferred to the Fund on October 2, 2000 in exchange for Fund shares. The quoted performance includes the performance of the CTF for periods before the date the Fund's operations commenced on October 2, 2000, adjusted to reflect the Fund's expenses. The CTF was not registered under the Investment Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the CTF had been registered under the 1940 Act, performance may have been adversely affected.

What are the Specific Risks of Investing in the Funds?

All mutual funds take investment risks. Therefore, it is possible to lose money by investing in a Fund and there can be no assurance that a Fund will achieve its goal. The shares offered by this prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by The Stratevest Group, N.A. or its affiliates, and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Risks	Large Cap Value Fund	Large Cap Growth Fund	Large Cap Core Fund	Small/ Mid Cap Core Fund	Vermont Municipal Bond Fund	Intermediate Bond Fund
Stock Market Risks[1]	X	X	X	X
Risks Related to Investing for Value[2]	X		X	X
Risks Related to Investing for Growth[3]		X	X	X
Risks Related to Company Size[4]				X
Credit Risks[5]					X	X
Interest Rate Risks[6]					X	X
Call Risks[7]					X	X
Prepayment Risks[8]					X	X
Sector Risks[9]	X	X	X	X	X	X
Tax Risks[10]					X
Diversification Risks[11]					X
Vermont Risks[12]					X
Liquidity Risks[13]	X	X	X	X	X	X

1 The value of equity securities rise and fall.

2 Value stocks depend less on price changes for returns and may lag behind growth stocks in an up market.

3 Growth stocks depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks.

4 The smaller the capitalization of a company, the less liquid its stock and the more volatile its price.

5 The possibility that an issuer will default on a security by failing to pay interest or principal when due.

6 Prices of fixed income securities rise and fall in response to interest rate changes.

7 An issuer may redeem a fixed income security before maturity at a price below its current market price.

8 The relative volatility of mortgage-backed securities is due to the likelihood of prepayments which increase in a declining interest rate environment and decrease in a rising interest rate environment.

9 Market sectors may underperform other sectors or the market as a whole.

10 Changes in federal tax laws may cause the prices of municipal securities to fall.

11 The Vermont Municipal Bond Fund is non-diversified. Compared to diversified mutual funds, it may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's share price and performance.

12 Because the Vermont Municipal Bond Fund's portfolio may be comprised of securities issued or credit enhanced by issuers located in Vermont, the Fund will be more susceptible to any economic, business, political or other developments which generally affect these issuers.

13 Limited trading opportunities for certain securities and the inability to sell a security at will could result in losses to a Fund.

What are the Funds' Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Funds.

Shareholder Fees Fees paid directly from your investment	Intermediate Bond Fund	Vermont Municipal Bond Fund	Large Cap Growth Fund	Large Cap Value Fund	Large Cap Core Fund	Small/ Mid Cap Core Fund
Maximum Sales Charge	3.75%	3.75%	5.50%	5.50%	5.50%	5.50%

Annual Fund Operating Expenses (Before Waivers1)
Expenses That are Deducted from Fund Assets (as a percentage of projected average net assets)
Management Fee	0.60%	0.50%	0.75%	0.75%	0.75%	0.75%
Distribution (12b-1) Fee[2]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Shareholder Services Fee[3]	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Other Expenses	0.29%	0.34%	0.36%	0.30%	0.45%	0.48%
Total Annual Fund Operating Expenses	1.39%	1.34%	1.61%	1.55%	1.70%	1.73%
Fee Waiver	0.30%	0.30%	0.30%	0.30%	0.38%	0.33%
Net Expense	1.09%	1.04%	1.31%	1.25%	1.32%	1.40%
1 Based on certain contractual fee waivers that may change after October 31, 2000.
2 The distributor has contractually agreed to waive the distribution (12b-1) fee for the period ending October 31, 2001.
3 The shareholder servicing agent has agreed to contractually waive a portion of the shareholder services fee. The shareholder services fee will be 0.20% for the period ending October 31, 2001.

EXAMPLE

The following Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses are as shown above and remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Intermediate Bond Fund	$482	$770	$1,079	$1,955
Vermont Municipal Bond Fund	$477	$755	$1,054	$1,902
Large Cap Growth Fund	$676	$1,003	$1,352	$2,333
Large Cap Value Fund	$670	$985	$1,321	$2,270
Large Cap Core Fund	$691	$1,062	$1,456	$2,558
Small/Mid Cap Core Fund	$685	$1,035	$1,409	$2,455

What are the Principal Securities in Which the Funds Invest?

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Funds invests.

Common Stocks

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds may invest.

Treasury Securities

Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

Agency Securities

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

The Funds treats mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the market and prepayment risks of these mortgage backed securities.

Corporate Debt Securities

Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Funds may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

Municipal Securities

Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Funds may invest in taxable municipal securities.

Mortgage Backed Securities

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

Asset Backed Securities

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like collateralized mortgage obligations ("CMOs"), asset backed securities may be structured like certain classes of mortgage backed securities known as Floaters and Inverse Floaters, interest only mortgage backed securities ("IOs") and principal only mortgage backed securities ("POs").

TAX EXEMPT SECURITIES

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

General Obligation Bonds

General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

Municipal Notes

Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

TEMPORARY DEFENSIVE INVESTMENTS

The Funds may temporarily depart from their principal investment strategies by investing their assets in cash and shorter-term debt securities and similar obligations. They may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause the Funds to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

What are the Specific Risks of Investing in the Funds?

STOCK MARKET RISKS

  The value of equity securities in a Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a short-term movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund's share price may decline.
  The Adviser attempts to manage market risk by limiting the amount a Fund invests in each company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

RISKS RELATED TO INVESTING FOR VALUE

  Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

RISKS RELATED TO INVESTING FOR GROWTH

  Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.

RISKS RELATED TO COMPANY SIZE

  Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Market capitalization is determined by multiplying the number of its outstanding shares by the current market price per share.
  Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. These factors also increase risks and make these companies more likely to fail than companies with larger market capitalizations.

CREDIT RISKS

  Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.
  Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investor Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment.
  Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.
  Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.

INTEREST RATE RISKS

  Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.
  Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CALL RISKS

  Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.
  If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

PREPAYMENT RISKS

  Unlike traditional fixed income securities, which pay a fixed rate of interest until maturity (when the entire principal amount is due) payments on mortgage backed securities include both interest and a partial payment of principal. Partial payment of principal may be comprised of scheduled principal payments as well as unscheduled payments from the voluntary prepayment, refinancing, or foreclosure of the underlying loans. These unscheduled prepayments of principal create risks that can adversely affect a Fund holding mortgage backed securities.

For example, when interest rates decline, the values of mortgage backed securities generally rise. However, when interest rates decline, unscheduled prepayments can be expected to accelerate, and a Fund would be required to reinvest the proceeds of the prepayments at the lower interest rates then available. Unscheduled prepayments would also limit the potential for capital appreciation on mortgage backed securities.

Conversely, when interest rates rise, the values of mortgage backed securities generally fall. Since rising interest rates typically result in decreased prepayments, this could lengthen the average lives of mortgage backed securities, and cause their value to decline more than traditional fixed income securities.

  Generally, mortgage backed securities compensate for the increased risk associated with prepayments by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage backed security and the yield of a U.S. Treasury security with a comparable maturity (the spread). An increase in the spread will cause the price of the mortgage backed security to decline. Spreads generally increase in response to adverse economic or market conditions. Spreads may also increase if the security is perceived to have an increased prepayment risk or is perceived to have less market demand.

SECTOR RISKS

  A substantial part of a Fund's portfolio may be comprised of securities issued or credit enhanced by companies in similar businesses, by issuers located in the same state, or with other similar characteristics. As a result, a Fund will be more susceptible to any economic, business, political, or other developments which generally affect these issuers.

TAX RISKS

  In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable.
  Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

LIQUIDITY RISKS

  Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
  Liquidity risk also refers to the possibility that a Fund may not be able to sell a security (or close out a derivative contract) when it wants to. If this happens, the Fund will be required to continue to hold the security (or keep the position open), and the Fund could incur losses.

VERMONT RISKS

Vermont is predominately a rural state with its key economic base comprised of tourism, recreation, agriculture, manufacturing, health care and higher education. Local political and economic factors may adversely affect the value and liquidity of securities held by the Vermont Municipal Bond Fund. In addition, the local economy of municipalities or political subdivisions in Vermont that are dependent on a large, local employer may be adversely affected by any events affecting that employer.

RISKS OF NON-DIVERSIFICATION

The Vermont Municipal Bond Fund is non-diversified. Compared to diversified mutual funds, the Fund may invest a higher percentage of its assets among fewer issuers of portfolio securities. This increases the Fund's risk by magnifying the impact (positively or negatively) that any one issuer has on the Fund's Share price.

What do Shares Cost?

You can purchase, redeem or exchange Shares any day the New York Stock Exchange (NYSE) is open. When a Fund receives your transaction request in proper form (as described in this prospectus) it is processed at the next calculated net asset value (NAV) plus any applicable front-end sales charge (public offering price). NAV is determined at the end of regular trading (normally 4:00 p.m. Eastern time) each day the NYSE is open. From time to time the Funds may purchase foreign securities that trade in foreign markets on days the NYSE is closed. The value of a Fund's assets may change on days you cannot purchase or redeem Shares.

Market values of the Funds' portfolio securities are determined as follows: Equity securities are generally valued according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market). Fixed income securities are generally valued according to the mean between bid and asked prices as furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost.

The following table summarizes the minimum required investment amount and the maximum sales charge, if any, that you will pay on an investment in a Fund. An investor's minimum investment is calculated by combining all accounts the investor maintains with the Trust. Keep in mind that investment professionals may charge you fees for their services in connection with your Share transactions.

Fund	Minimum Initial/ Subsequent Investment Amounts1	Maximum Front-End Sales Charge
Large Cap Value Fund	$2,500/$100	5.50%
Large Cap Growth Fund	$2,500/$100	5.50%
Large Cap Core Fund	$2,500/$100	5.50%
Small/Mid Cap Core Fund	$2,500/$100	5.50%
Vermont Municipal Bond Fund	$2,500/$100	3.75%
Intermediate Bond Fund	$2,500/$100	3.75%

1 The minimum initial and subsequent investment amounts for retirement plans are $250 and $100, respectively. The minimum subsequent investment amounts for Systematic Investment Programs is $100. Investment professionals may impose higher or lower minimum investment requirements on their customers than those imposed by a Fund.

SALES CHARGE WHEN YOU PURCHASE

Shares of the Large Cap Value Fund, Large Cap Growth Fund, Large Cap Core Fund and Small/ Mid Cap Core Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater	0.00%	0.00%

Shares of the Vermont Municipal Bond Fund and Intermediate Bond Fund are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $25,000	3.75%	3.90%
$25,000 but less than $50,000	3.50%	3.63%
$50,000 but less than $100,000	3.00%	3.09%
$100,000 but less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	1.50%	1.52%
$500,00 but less than $1 million	1.00%	1.01%
$1 million or greater	0.00%	0.00%

If your investment qualifies for a reduction or elimination of the sales charge as described below, you or your investment professional should notify the Funds' Distributor at the time of purchase. If the Distributor is not notified, you will receive the reduced sales charge only on additional purchases, and not retroactively on previous purchases.

The sales charge at purchase may be reduced by:

  purchasing Shares in greater quantities to reduce the applicable sales charge;
  combining concurrent purchases of Shares by you, your spouse, and your children under age 21;
  accumulating purchases (in calculating the sales charge on an additional purchase, include the current value of previous Share purchases still invested in a Fund); or
  signing a letter of intent to purchase a specific dollar amount of Shares within 13 months (call your investment professional or the Fund for more information).

The sales charge at purchase may be eliminated when shares are purchased:

  by exchanging shares from another Stratevest Fund;
  through wrap accounts or other investment programs where you pay the investment professional directly for services;
  through investment professionals that receive no portion of the sales charge;
  as a Trustee or employee of the Funds, the Adviser, the Distributor and their affiliates, and the immediate family members of these individuals; or
  by Directors and immediate family members of Directors of Banknorth Group, Inc. and its affiliates.

How are the Funds Sold?

The Fund's Distributor, Edgewood Services, Inc., markets the Shares described in this prospectus to institutions or to individuals, directly or through investment professionals. The Vermont Municipal Bond Fund may not be a suitable investment for retirement plans or for non-Vermont taxpayers because it invests in Vermont municipal securities.

When the Distributor receives marketing fees and sales charges, it may pay some or all of them to investment professionals. The Distributor and its affiliates may pay out of their assets other amounts (including items of material value) to investment professionals for marketing and servicing Shares. The Distributor is a subsidiary of Federated Investors, Inc. (Federated).

RULE 12B-1 PLAN

The Funds have adopted a Rule 12b-1 Plan, which allows them to pay marketing fees to the Distributor and investment professionals for the sale, distribution and customer servicing of the Funds' Shares. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees. The Funds will not accrue or pay any distribution expenses pursuant to the Plan for the period ending October 31, 2001.

How to Purchase Shares

You may purchase Shares through the Stratevest Group, NA, through an authorized broker/dealer, or directly from the Funds. Purchase orders must be received by 4:00 p.m. (Eastern time) in order to receive Fund shares at that day's public offering price. The Funds reserve the right to reject any request to purchase or exchange Shares.

BY WIRE

Shareholders with existing accounts may purchase shares by Federal Reserve Wire. Trust customers should contact their account officer. All other customers should call Stratevest Funds Shareholder Services at 1-888-247-4505. You cannot purchase Shares by wire on holidays when the Federal Reserve is closed.

BY MAIL

Submit a completed account application or additional investment form. Your form of payment may be by a check payable to the particular Fund or an authorization in your account application to withdraw funds from your checking account at an ACH member bank.

Checks should be sent to:

Stratevest Funds Shareholder Services
P.O. Box 8612
Boston, MA 02266-8612

If you send your check by a private courier or overnight delivery service that requires a street address, mail it to:

Stratevest Funds Shareholder Services
1099 Hingham Street
Rockland, MA 02370

Payment should be made in U.S. dollars and drawn on a U.S. bank. The Funds will not accept third-party checks (checks originally payable to someone other than you or a Fund).

THROUGH AN EXCHANGE

You may purchase Shares through an exchange from another Stratevest Fund. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have identical registrations. In addition, shares of the Funds may also be exchanged for certain other mutual funds distributed by Edgewood Services, Inc. and Federated Securities Corp. See "How to Exchange Shares" below for more information.

BY SYSTEMATIC INVESTMENT PROGRAM

Once you have opened an account, you may automatically purchase additional Shares in a minimum amount of $100 on a regular basis by completing the Systematic Investment Program section of the New Account Form or by contacting the Funds or your investment professional.

BY AUTOMATED CLEARING HOUSE (ACH)

Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.

RETIREMENT INVESTMENTS

You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your investment professional or the Funds for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee. The Vermont Municipal Bond Fund may not be a suitable investment for retirement plans because it invests in municipal securities.

How to Exchange Shares

EXCHANGE PRIVILEGES

You may exchange Fund Shares for Shares of any other Fund in the Trust without a sales charge. Trust customers should call the Stratevest Shareholder Services at 1-888-247-4505 and all other investors should call or write to Stratevest Funds Shareholder Services, PO Box 8612, Boston MA 02266-8612. You must meet the minimum initial investment requirement for purchasing Shares and both accounts must have a common owner. Your exchange request must be received by 4:00 p.m. (Eastern time) in order for Shares to be exchanged based on that day's NAV.

In addition, shares of the Funds may also be exchanged for certain other mutual funds distributed by Edgewood Services, Inc. or Federated Securities Corp. ("Federated Funds").

To do this you must:

  ensure that the account registrations are identical;
  meet any minimum initial investment requirements; and
  receive a prospectus for the fund into which you wish to exchange.

An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction.

The Funds may modify or terminate the exchange privilege at any time. The Funds' management or investment adviser may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to a Fund and other shareholders. If this occurs, a Fund may terminate the availability of exchanges to that shareholder and may bar that shareholder from purchasing other Funds.

For further information on the availability of Federated Funds for exchange or further information about the exchanges privilege, call 1-888-247-4505.

How to Redeem Shares

Each Fund redeems Shares at their NAV next determined after the Fund receives the redemption request in proper form. If a redemption order is received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), the redemption proceeds will normally be paid through the ACH system to the shareholder's bank account application, normally the second business day. Otherwise, a check for redemption proceeds will be mailed within one business day after receipt of a proper written redemption request.

BY TELEPHONE

Once you have completed the appropriate authorization form for telephone transactions, you may redeem Shares of a Fund by calling Stratevest Funds Shareholder Services at 1-888-247-4505. The Funds will record your telephone instructions. The Funds will follow reasonable procedures to insure telephone instructions are transmitted by authorized parties and are not fraudulent.

BY WIRE

Trust customers should contact their account officer to receive redemption proceeds by Federal Reserve Wire. All other customers should contact Stratevest Funds Shareholder Services at 1-888-247-4505. Wire orders will only be accepted on days on which the Funds and the Federal Reserve Banks are open for business.

BY MAIL

You may redeem Shares by mailing a written request to the Funds at:

Stratevest Funds
PO Box 8612
Boston, MA 02266-8612

Send requests by private courier or overnight delivery service to:

Stratevest Funds
1099 Hingham Street
Rockland, MA 02370

All requests must include:

  Fund Name, account number and account registration;
  amount to be redeemed; and
  signatures of all shareholders exactly as registered.

Call your investment professional or the Funds if you need special instructions.

Signature Guarantees

Signatures must be guaranteed if:

  your redemption will be sent to an address other than the address of record;
  your redemption will be sent to an address of record that was changed within the last 30 days;
  a redemption is payable to someone other than the shareholder(s) of record; or
  if exchanging (transferring) into another fund with a different shareholder registration.

A signature guarantee is designed to protect your account from fraud. Obtain a signature guarantee from a bank or trust company, savings association, credit union or broker, dealer, or securities exchange member. A notary public cannot provide a signature guarantee.

Redemption in Kind

Although the Funds intend to pay Share redemptions in cash, they reserve the right to pay the redemption price in whole or in part by a distribution of a Fund's portfolio securities.

LIMITATIONS ON REDEMPTION PROCEEDS

Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed up to seven days:

  to allow your purchase to clear;
  during periods of market volatility; or
  when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets.

You will not accrue interest or dividends on uncashed checks from a Fund if those checks are undeliverable and returned to the Fund.

REDEMPTIONS FROM RETIREMENT ACCOUNTS

In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in a Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.

SYSTEMATIC WITHDRAWAL/EXCHANGE PROGRAM

You may automatically redeem or exchange Shares in a minimum amount of $100 on a regular basis. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your investment professional or the Funds. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income. Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.

ADDITIONAL CONDITIONS

Telephone Transactions

The Funds will record your telephone instructions. If a Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

Share Certificates

The Funds do not issue share certificates.

Account and Share Information

CONFIRMATIONS AND ACCOUNT STATEMENTS

You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.

DIVIDENDS AND CAPITAL GAINS

The Large Cap Value Fund, Large Cap Growth Fund, Large Cap Core Fund and Small/Mid Cap Core Fund declare and pay any dividends annually to shareholders. The Intermediate Bond Fund and Vermont Municipal Bond Fund declare and pay any dividends monthly to shareholders. Dividends are paid to all shareholders invested in a Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Funds pay any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments.

If you purchase Shares just before a Fund declares a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before a Fund declares a dividend or capital gain. Contact your investment professional or the Fund for information concerning when dividends and capital gains will be paid.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, non-retirement accounts may be closed if redemptions or exchanges cause the account balance to fall below the minimum initial investment amount. Before an account is closed, you will be notified and allowed 30 days to purchase additional Shares to meet the minimum.

TAX INFORMATION

The Funds send an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable as ordinary income; capital gains are taxable at different rates depending upon the length of time a Fund holds its assets.

With respect to Large Cap Value Fund, Large Cap Core Fund, Large Cap Growth Fund, and Small/Mid Cap Core Fund, fund distributions are expected to be both dividends and capital gains. With respect to the Vermont Municipal Bond Fund and Intermediate Bond Fund, fund distributions are expected to be primarily dividends. Redemptions and exchanges are taxable sales.

It is anticipated that Vermont Municipal Bond Fund distributions will be primarily dividends that are exempt from federal income tax, although a portion of the Fund's dividends may not be exempt. Dividends may be subject to state and local taxes, although the Vermont Municipal Bond Fund's dividends will be exempt from the Vermont taxes discussed above to the extent they are derived from interest on obligations exempt from such taxes. Capital gains and non-exempt dividends are taxable whether paid in cash or reinvested in a Fund. Redemptions and exchanges are taxable sales.

Please consult your tax adviser regarding your federal, state and local tax liability.

Who Manages the Funds?

The Board of Trustees governs the Funds. The Board selects and oversees the Adviser, The Stratevest Group, NA The Adviser manages each Fund's assets, including buying and selling portfolio securities. The Adviser has managed the Funds since their inception and managed the predecessor common/collective trust funds. The Adviser's address is 111 Main Street, Burlington, Vermont.

ADVISER'S BACKGROUND

The Adviser is a national banking association and is a wholly-owned subsidiary of Banknorth Group, a New England-based holding company. The Adviser and its affiliates have provided wealth management services to individuals and institutional investors since 1966. As of May 31, 2000, the Adviser had approximately $8 billion in assets under management. The Adviser has managed the Funds since their inception.

THE FUND'S PORTFOLIO MANAGERS ARE:

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The Large Cap Value Fund is co-managed by William S. Wolff and J. Alan Day. Mr. Wolff is a Managing Director and Senior Vice President of Investments of the Adviser, and has been employed by the Adviser and/or its predecessors since 1970. Mr. Wolff's 28 years of investment experience includes management of pooled investment vehicles (such as common and collective trust funds) with a variety of investment styles, including value investing, large, mid and small cap investing, and fixed income management. He earned a B.S. degree from the University of Vermont and a CTFA designation. Mr. Day is the Chief Economist, Vice President and an Investment Consultant of the Adviser, and has been employed by the Adviser and/or its predecessors since 1985. Mr. Day's banking and economic experience includes 28 years of investment management, market analysis, and commercial banking. He earned a B.A. from Ohio State University and is a graduate of the Stonier Graduate School of Banking.

The Large Cap Growth Fund is managed by a committee of investment managers with extensive equity research and stock selection experience at Stratevest Funds and are jointly and primarily responsible for the day-to-day management of the Fund.

The Large Cap Core Fund is co-managed by Jonathan White and Robert A. Magan. Mr. White has been a Senior Vice President and an Investment Consultant of the Adviser and/or its predecessors since 1994. Mr. White has over 25 years of investment management and trust services experience. He earned a B.A. From Dartmouth University and an M.B.A. From the University of New Hampshire. Mr. White is a Chartered Financial Analyst. Mr. Magan has been an Assistant Vice President and Investment Consultant with the Adviser and/or its predecessors since 1996. He has over eight years investment management and investment analysis experience. Mr. Magan received his B.S. From Plymouth State College and is a Chartered Financial Analyst.

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The Small/Mid Cap Core Fund, Vermont Municipal Bond Fund and Intermediate Bond Fund are co-managed by Mr. Wolff and Ms. Carol Smith. Ms. Smith is a Vice President and Investment Consultant and has been employed by the Adviser and/or its predecessors since 1983. Ms. Smith's banking and economic experience include 17 years of investment management. She earned a B.S. in Business Administration from the University of Vermont and is a graduate of the New York Bankers Investment School.

ADVISORY FEES

The Adviser receives an investment advisory fee equal to a percentage of each Fund's average daily net assets at the following annual rates: 0.75% of Large Cap Value Fund, Large Cap Growth Fund, Large Cap Core Fund and Small/Mid Cap Core Fund; 0.50% of Vermont Municipal Bond Fund and 0.60% of Intermediate Bond Fund. The Adviser may voluntarily waive a portion of its fee or reimburse a Fund for certain operating expenses.

Financial Information

FINANCIAL HIGHLIGHTS

The Funds' fiscal year end is August 31. As this is the Funds' first fiscal year, financial information is not yet available.

Stratevest Funds

STRATEVEST LARGE CAP VALUE FUND
STRATEVEST LARGE CAP CORE FUND
STRATEVEST LARGE CAP GROWTH FUND
STRATEVEST SMALL/MID CAP CORE FUND
STRATEVEST VERMONT MUNICIPAL BOND FUND
STRATEVEST INTERMEDIATE BOND FUND

[Graphic Representation Omitted - See Appendix]

The Stratevest Group, NA
Investment Adviser

SEPTEMBER 19, 2000
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(Revised September 25, 2000)
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A Statement of Additional Information (SAI) dated September 19, 2000, is incorporated by reference into this prospectus. To obtain the SAI and other information without charge, and make inquiries, call your investment professional or the Funds at 1-888-247-4505.

You can obtain information about the Funds (including the SAI) by writing to or visiting the Public Reference Room in Washington, DC. You may also access fund information from the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Call 1-202-942-8090 for information on the Public Reference Room's operations and copying fees.

Stratevest Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7010

Edgewood Services, Inc., Distributor

Investment Company Act File No. 811-10021
Cusip 862793106
Cusip 862793205
Cusip 862793304
Cusip 862793403
Cusip 862793502
Cusip 862793601

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25660 (10/00)


                               STRATEVEST APPENDIX

STRATEVEST LARGE CAP VALUE FUND

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Stratevest Large Cap Value Fund as of the calendar year-ended December 31, 1999.

The `y' axis reflects the "% Total Return" beginning with "-20%" and increasing in increments of 10% up to 30%.

The `x' axis represents calculation periods for the last ten years of the
Stratevest Large Cap Value Fund, beginning with the earliest year. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar-year end stated at its base. The calculated total return percentage for the Stratevest Large Cap Value Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years 1990 through 1999. The percentages noted are: (15.88%), 29.31%, 9.64%, 16.65%, (0.60%), 25.94%, 22.49%,
25.72%, 20.84% and (3.38%), respectively.

STRATEVEST VERMONT MUNICIPAL BOND FUND

The graphic presentation displayed here consists of a bar chart representing the annual total returns of the Stratevest Vermont Municipal Bond Fund as of the
calendar year-ended December 31, 1999.

The `y' axis reflects the "% Total Return" beginning with "-5%" and increasing in increments of 5% up to 10%.

The `x' axis represents calculation periods for the last ten years of the
Stratevest Vermont Municipal Bond Fund, beginning with the earliest year. The light gray shaded chart features ten distinct vertical bars, each shaded in charcoal, and each visually representing by height the total return percentages for the calendar-year end stated at its base. The calculated total return percentage for the Stratevest Vermont Municipal Bond Fund for each calendar year is stated directly at the top of each respective bar, for the calendar years
1990 through 1999. The percentages noted are: 6.16%, 8.24%, 6.05%, 6.58%,
(1.44%), 9.06%, 3.54%, 5.46%, 4.36% and (0.80%), respectively.